================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2008


                                AMERIANA BANCORP
                                ----------------
               (Exact name of registrant as specified in charter)

        INDIANA                          0-18392               35-1782688
----------------------------      ------------------------     ---------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         On March 31, 2008, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, issued a press release announcing revised earnings for the year ended December 31, 2007 of $1.2 million or $0.39 per share. The decrease from the amount previously reported for 2007 related to an additional write down of $520,000 on a commercial real estate construction property held as other real estate owned. The additional write down reflected a further decline in the "as is" market value of the property after its transfer to other real estate owned in the third quarter of 2007. For more information, reference is made to the Company's press release dated March 31, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Shell Company Transactions:  Not applicable

        (d)     Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated March 31, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: March 31, 2008                  By: /s/ Jerome J. Gassen
                                           -------------------------------------
                                           Jerome J. Gassen
                                           President and Chief Executive Officer